EXHIBIT 32.2

                CERTIFICATION BY THE PRINCIPAL FINANCIAL OFFICER
          REQUIRED BY RULE 13A-14(B) UNDER THE SECURITIES EXCHANGE ACT
                       OF 1934 AND 18 U.S.C SECTION 1350

     I, Eric Bello, Treasurer (principal financial officer) of Quipp, Inc., a Florida corporation (the "Company"), hereby certify that, based on my knowledge:

    (1) The Company's annual report on Form 10-K for the period ended December 31, 2003 (the "Report") fully complies with the requirements of Section 13(a) of the Securities Exchange Act of 1934, as amended; and

    (2) The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

                                      * * *

                                                  Eric Bello
                                                  -----------------------------
                                                  ERIC BELLO
                                                  Treasurer
                                                  (principal financial officer)

Date: March 25, 2004